Earnings Release and Supplemental

Q4 2023

Bloomberg Gender-Equality Index 2023 Member

WELL EQUITY RATED

WELL HEALTH-SAFETY RATED

FORTUNE BEST WORKPLACES IN NEW YORK 2023

GRESB 2023

Great Place To Work. Certified JAN 2024-JAN 2025 USA

veris RESIDENTIAL™

Table Of Contents

Page(s)
3	Earnings Release
Key Financial Data
7	Consolidated Balance Sheet
8	Consolidated Statement of Operations
9	FFO and Core FFO
10	AFFO and Adjusted EBITDA
11	EBITDAre
12	Components of Net Asset Value
Operating Portfolio
13	Multifamily Operating Portfolio
14	Commercial, Developable Land and Other Non-Strategic Assets
15	Same Store Market Information
16	Same Store Performance
Debt
17	Debt Profile
18	Debt Summary and Maturity Schedule
Reconciliations and Additional Details
19	Annex 1: Transaction Activity
20	Annex 2: Reconciliation of NOI
21	Annex 3: Consolidated Statements of Operations Footnotes
22	Annex 4: Detailed Consolidated Statement of Operations (Year-End)
23	Annex 5: Core FFO per Diluted Share
24	Annex 6: Unconsolidated Joint Ventures
25	Annex 7: Debt Profile Footnotes
26	Annex 8: Multifamily Property Information
27	Non-GAAP Financial Definitions
29	Company Information

V E R I S    R E S I D  E  N  T  I  A  L,    I N C.
NEWS RELEASE
For Immediate Release
Veris Residential, Inc.
Reports Fourth Quarter and Full Year 2023 Results
JERSEY CITY, N.J., Feb. 21, 2024 –– Veris Residential, Inc. (NYSE: VRE) (the “Company”), a forward-thinking, environmentally and socially conscious multifamily REIT, today reported results for the fourth quarter and full year 2023.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net Income (Loss) per Diluted Share	$(0.06)	$0.34	$(1.22)	$(0.63)
Core FFO per Diluted Share	$0.12	$0.05	$0.53	$0.44
Dividends Declared per Share	$0.0525	$—	$0.1025	$—

ANOTHER YEAR OF OPERATIONAL OUTPERFORMANCE

–Grew Core FFO per share to $0.53, an increase of 20% compared to last year.
–Exceeded upper end of NOI guidance, achieving 17.6% annual growth, driven by strong revenue growth and effective expense mitigation measures.
–Further improved NOI margin to 64% from 62% in 2022 and 57% in 2021.
–Same Store multifamily Blended Net Rental Growth Rate of 5.0% for the quarter and 9.3% for the year.
–Reduced Core G&A by 13% compared to 2022.
–Reinstated quarterly dividend, subsequently raising it by 5% in the fourth quarter.
–Recognized by Nareit for leadership in sustainability and DEI efforts.

COMPLETED TRANSFORMATION TO A PURE-PLAY MULTIFAMILY REIT

–Sold over $700 million of non-strategic assets since the beginning of 2023, comprising eight properties and four land parcels.
–Signed a binding contract to sell Harborside 5, our last office property, for $85 million in January 2024.
–Negotiated the early redemption of Rockpoint's preferred interest for $520 million.
–Refinanced $400 million of debt and reduced overall indebtedness by $50 million.

	December 31, 2023	December 31, 2022	% Change
Operating Units	7,681	6,931	10.8%
% Physical Occupancy	94.4%	95.3%	(1.0)%
Same Store Units	6,691	5,825	14.9%
Same Store Occupancy	94.4%	95.6%	(1.3)%
Same Store Blended Rental Growth Rate	5.0%	11.7%	(57.3)%
Average Rent per Home	$3,792	$3,482	8.9%

Mahbod Nia, Chief Executive Officer, commented: "Over the past three years, we have successfully transformed Veris Residential from a complex company to a pure-play multifamily REIT underpinned by a high-quality portfolio of Class A properties and a vertically integrated, best-in-class operating platform. While we have built a strong foundation to date, the potential for continued value creation and relative outperformance as we mature as a multifamily company is tremendous. We look forward to this next phase, during which we will work to further optimize our operations, capital and balance sheet to the benefit of our stakeholders."

SAME STORE PORTFOLIO PERFORMANCE

	2023 Actual Growth	Original Guidance Range for 2023	Adjusted Guidance Range from Previous Quarter
Same Store Revenue Growth	11.0%	4-6%	9-10%
Same Store Expense Growth	0.4%	4-6%	2-3%
Same Store NOI Growth	17.6%	4-6%	14-15%

The following table presents a more detailed breakout of Same Store performance:

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2023	2022	%	2023	2022	%
Total Property Revenue	$61,497	$57,133	7.6%	$241,078	$217,284	11.0%
Controllable Expenses	11,729	11,191	4.8%	44,558	42,773	4.2%
Non-Controllable Expenses	10,693	12,169	(12.1)%	40,260	41,669	(3.4)%
Total Property Expenses	22,422	23,360	(4.0)%	84,818	84,442	0.4%
Same Store NOI	$39,075	$33,773	15.7%	$156,260	$132,842	17.6%

Haus25 and The James will be added to the Same Store pool in the first quarter of this year. These properties contributed over $8 million to NOI in the fourth quarter.

TRANSACTION ACTIVITY

In 2023, the Company closed over $660 million of non-strategic sales, including two hotel properties, five office properties and three land plots.

Quarter	Gross Price (000s)
1Q	$105,000
2Q	$420,000
3Q	$46,000
4Q	$89,000

In October 2023, the Company closed on the sales of Harborside 4, 3 Campus and 23 Main for a combined gross price of $89 million, releasing approximately $82 million in net proceeds.

Subsequent to year end, the Company closed on the sales of 2 Campus and The Metropolitan Lofts joint venture for a combined gross price of $40 million, releasing approximately $16 million in net proceeds.

Currently, $139 million of non-strategic assets remain under binding contract, including our last office property, Harborside 5.

FINANCE AND LIQUIDITY

As of February 20, 2024, available liquidity is approximately $95 million, taking into account cash on hand and the capacity of the Revolver. Virtually all (99.9%) of the Company`s debt is hedged or fixed. The Company`s total debt portfolio has a weighted average rate of 4.5% and weighted average maturity of 3.7 years.

	Three Months Ended December 31,
Balance Sheet Metric	2023	2022
Weighted Average Interest Rate	4.5%	4.4%
Weighted Average Years to Maturity	3.7 years	4.1 years
Net-Debt-to-Adjusted EBITDA	13.8x	13.5x
Annualized Adjusted EBITDA	129,992	137,892
Interest Coverage Ratio	1.5x	1.5x

In the fourth quarter, the Company reestablished an "ATM" (At-the-Market) program, through which the Company may issue and sell, from time to time, up to $100 million of shares of its common stock. The Company intends to use net proceeds from any sales of these shares under the ATM program for general corporate purposes.

The $60 million Revolving Credit Facility ("Revolver") remains undrawn as of February 20, 2024.

ESG

Throughout the fourth quarter, the Company earned recognition from top real estate and business organizations for leadership in ESG, DEI and corporate stewardship. Most significantly, the Company was named a Leader in the Light by Nareit for superior sustainability efforts in the residential sector. The achievement partially reflects the results of the GRESB Annual Survey, through which the Company was honored as a Global Listed and Regional Sector Leader with a second-consecutive 5 Star rating. The Company was also awarded Nareit's Bronze Diversity, Equity & Inclusion Recognition.

DIVIDEND POLICY

As previously announced, the Company`s Board of Directors declared a quarterly dividend on its common stock for the fourth quarter 2023 in the amount of $0.0525 per share, an increase of 5% from the previous dividend. The dividend was paid on January 10th.

OPERATIONAL GUIDANCE

Recognizing the tremendous operational outperformance realized in 2023 while also considering the state of the current market and potential for Veris to achieve continued positive growth, the Company is establishing its 2024 guidance ranges in accordance with the following table:

2024 Guidance Ranges	Low		High
Same Store Revenue Growth	4.0%	—	5.0%
Same Store Expense Growth	5.0%	—	6.0%
Same Store NOI Growth	2.5%	—	5.0%

Core FFO per Share Guidance	Low		High
Net Loss per Share	$(0.40)	—	$(0.35)
Add back: Depreciation per Share	$0.88	—	$0.88
Core FFO per Share	$0.48	—	$0.53

CONFERENCE CALL/SUPPLEMENTAL INFORMATION
An earnings conference call with management is scheduled for Thursday, February 22, 2024, at 8:30 a.m. Eastern Time and will be broadcast live via the Internet at: http://investors.verisresidential.com/.

The live conference call is also accessible by dialing (877) 451-6152 (domestic) or (201) 389-0879 (international) and requesting the Veris Residential fourth quarter 2023 earnings conference call.

The conference call will be rebroadcast on Veris Residential, Inc.’s website at:
http://investors.verisresidential.com/ beginning at 8:30 a.m. Eastern Time on Thursday, February 22, 2024.

A replay of the call will also be accessible Thursday, February 22, 2024, through Friday, March 22, 2024, by calling (844) 512-2921 (domestic) or (412) 317-6671 (international) and using the passcode, 13743562.
Copies of Veris Residential, Inc.’s 2023 Form 10-K and fourth quarter 2023 Supplemental Operating and Financial Data are available on Veris Residential, Inc.’s website: Financial Results

In addition, once filed, these items will be available upon request from:
Veris Residential, Inc. Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400, Jersey City, New Jersey 07311
ABOUT THE COMPANY
Veris Residential, Inc. is a forward-thinking, environmentally and socially conscious real estate investment trust (REIT) that primarily owns, operates, acquires and develops holistically-inspired, Class A multifamily properties that meet the sustainability-conscious lifestyle needs of today's residents while seeking to positively impact the communities it serves and the planet at large. The company is guided by an experienced management team and Board of Directors and is underpinned by leading corporate governance principle; a best-in-class and sustainable approach to operations; and an inclusive culture based on equality and meritocratic empowerment.
For additional information on Veris Residential, Inc. and our properties available for lease, please visit http:// www.verisresidential.com/.
The information in this press release must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-K (the “10-K”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the press release without reference to the 10-K and the Public Filings.
We consider portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Disclosure Regarding Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Investors	Media
Anna Malhari	Amanda Shipiner/Grace Cartwright
Chief Operating Officer	Gasthalter & Co.
investors@verisresidential.com	veris-residential@gasthalter.com

Additional details on Company Information page.

Consolidated Balance Sheet
(in thousands) (unaudited)

	December 31, 2023			December 31, 2022
ASSETS	Multifamily	Office/Corp.	Total
Rental property
Land and leasehold interests	$468,556	$5,943	$474,499	$492,204
Buildings and improvements	2,642,626	139,842	2,782,468	3,332,315
Tenant improvements	7,866	23,042	30,908	122,509
Furniture, fixtures and equipment	96,057	7,556	103,613	99,094
	3,215,105	176,383	3,391,488	4,046,122
Less – accumulated depreciation and amortization	(345,386)	(98,395)	(443,781)	(631,910)
	2,869,719	77,988	2,947,707	3,414,212
Real estate held for sale, net	58,608	—	58,608	193,933
Net investment in rental property	2,928,327	77,988	3,006,315	3,608,145
Cash and cash equivalents	6,685	21,322	28,007	26,782
Restricted cash	19,891	6,681	26,572	20,867
Investments in unconsolidated joint ventures	117,954	—	117,954	126,158
Unbilled rents receivable, net	1,558	3,942	5,500	39,734
Deferred charges and other assets, net[1,2]	43,392	10,564	53,956	96,162
Accounts receivable	1,796	946	2,742	2,920
Total Assets	$3,119,603	$121,443	$3,241,046	$3,920,768
LIABILITIES & EQUITY
Mortgages, loans payable and other obligations, net	1,853,897	—	1,853,897	1,903,977
Dividends and distributions payable	—	5,540	5,540	110
Accounts payable, accrued expenses and other liabilities	30,341	25,151	55,492	72,041
Rents received in advance and security deposits	11,590	3,395	14,985	22,941
Accrued interest payable	6,580	—	6,580	7,131
Total Liabilities	1,902,408	34,086	1,936,494	2,006,200
Redeemable noncontrolling interests	—	24,999	24,999	515,231
Total Stockholders’/Members Equity	1,182,056	(44,578)	1,137,478	1,235,685
Noncontrolling interests in subsidiaries:
Operating Partnership	—	107,206	107,206	126,109
Consolidated joint ventures	35,139	(270)	34,869	37,543
Total Noncontrolling Interests in Subsidiaries	$35,139	$106,936	$142,075	$163,652
Total Equity	$1,217,195	$62,358	$1,279,553	$1,399,337
Total Liabilities and Equity	$3,119,603	$121,443	$3,241,046	$3,920,768

1Includes mark-to-market lease intangible net assets of $10,034 and mark-to-market lease intangible net liabilities of $298 as of 4Q 2023.
2 Includes Prepaid Expenses and Other Assets attributable to Multifamily of $29,481 as follows: (i) deposits of $4,819, (i) other receivables of $14,544, (iii) other prepaid/assets of $8,882, and (iv) prepaid taxes of $1,236.

Consolidated Statement of Operations
(In thousands, except per share amounts) (unaudited) 1,2

	Three Months Ended December 31,		Twelve Months Ended December 31,
REVENUES	2023	2022	2023	2022
Revenue from leases	$66,183	$60,032	$252,144	$206,052
Real estate services	1,084	888	3,868	3,581
Parking income	4,462	4,160	18,036	15,819
Other income	1,188	2,104	5,811	7,996
Total revenues	72,917	67,184	279,859	233,448
EXPENSES
Real estate taxes	11,077	12,447	40,810	39,112
Utilities	2,293	2,191	9,922	8,921
Operating services	16,364	13,443	57,925	52,797
Real estate services expenses	4,323	2,514	14,188	10,549
General and administrative	9,992	12,221	44,472	56,014
Transaction-related costs	576	2,119	7,627	3,468
Depreciation and amortization	23,046	23,619	93,589	85,434
Property impairments	32,516	—	32,516	—
Land and other impairments, net	5,928	—	9,324	9,368
Total expenses	106,115	68,554	310,373	265,663
OTHER (EXPENSE) INCOME
Interest expense	(21,933)	(21,215)	(89,355)	(66,381)
Interest cost of mandatorily redeemable noncontrolling interests	—	—	(49,782)	—
Interest and other investment income	232	102	5,515	729
Equity in earnings (loss) of unconsolidated joint ventures	260	(647)	3,102	1,200
Realized gains (losses) and unrealized gains (losses) on disposition of rental property, net	(3)	—	—	—
Gain (loss) on disposition of developable land	7,090	(486)	7,068	57,262
Loss from extinguishment of debt, net	(1,903)	—	(5,606)	(129)
Other income, net	77	—	2,871	—
Total other income (expense), net	(16,180)	(22,246)	(126,187)	(7,319)
Loss from continuing operations before income tax expense	(49,378)	(23,616)	(156,701)	(39,534)
Provision for income taxes	(199)	—	(492)	—
Loss from continuing operations after income tax expense	(49,577)	(23,616)	(157,193)	(39,534)
(Loss) income from discontinued operations	(140)	(12,547)	3,150	(64,704)
Realized gains (losses) and unrealized gains (losses) on disposition of rental property and impairments, net	43,971	77,057	41,682	69,353
Total discontinued operations, net	43,831	64,510	44,832	4,649
Net (loss) income	(5,746)	40,894	(112,361)	(34,885)
Noncontrolling interest in consolidated joint ventures	504	595	2,319	3,079
Noncontrolling interests in Operating Partnership of income from continuing operations	4,252	2,723	14,267	5,652
Noncontrolling interests in Operating Partnership in discontinued operations	(3,776)	(5,975)	(3,872)	(378)
Redeemable noncontrolling interests	(285)	(6,366)	(7,618)	(25,534)
Net (loss) income available to common shareholders	$(5,051)	$31,871	$(107,265)	$(52,066)
Basic earnings per common share:
Net loss available to common shareholders	$(0.06)	$0.34	$(1.22)	$(0.63)
Diluted earnings per common share:
Net loss available to common shareholders	$(0.06)	$0.34	$(1.22)	$(0.63)
Basic weighted average shares outstanding	92,240	91,115	91,883	91,046
Diluted weighted average shares outstanding	100,936	100,417	100,812	100,265

1 For more details see Reconciliation to Net Income (Loss) to NOI
2 For detailed contribution breakout see Consolidated Statement of Operations (Year-End)

FFO and Core FFO

(in thousands, except per share/unit amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net income (loss) available to common shareholders	$(5,051)	$31,871	$(107,265)	$(52,066)
Add (deduct): Noncontrolling interests in Operating Partnership	(4,252)	(2,723)	(14,267)	(5,652)
Noncontrolling interests in discontinued operations	3,776	5,975	3,872	378
Real estate-related depreciation and amortization on continuing operations(1)	25,428	25,949	103,049	95,103
Real estate-related depreciation and amortization on discontinued operations	—	5,036	5,335	26,370
Property impairments on continuing operations	32,516	—	32,516	—
Property impairments on discontinued operations	—	10,302	—	94,811
Discontinued operations: Gain on sale from unconsolidated joint ventures	—	(7,677)	—	(7,677)
Continuing operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	3	—	—	—
Discontinued operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	(4,700)	(69,380)	(2,411)	(61,676)
FFO(2)	$47,720	$(647)	$20,829	$89,591

Add/(Deduct):
Loss from extinguishment of debt, net	1,903	1,014	5,618	7,432
Land and other impairments	5,928	—	9,324	9,368
Loss (gain) on disposition of developable land	(46,361)	486	(46,339)	(57,262)
Rebranding and Severance/Compensation related costs (G&A)	129	1,836	7,987	14,080
Rebranding and Severance/Compensation related costs (RE Services)	829	—	1,128	—
Rebranding and Severance/Compensation related costs (Operating Services)	—	—	649	—
Rockpoint buyout premium	—	—	34,775	—
Redemption value adjustment to mandatorily redeemable noncontrolling interests	—	—	7,641	—
Lease breakage fee, net	—	—	—	(22,664)
Amortization of derivative premium	902	500	4,654	287
Transaction related costs	576	2,119	7,627	3,468
Core FFO	$11,626	$5,308	$53,893	$44,300

Diluted weighted average shares/units outstanding(6)	100,936	100,417	100,812	100,265

Funds from operations per share-diluted	$0.47	$(0.01)	$0.21	$0.89
Core Funds from Operations per share/unit-diluted	$0.12	$0.05	$0.53	$0.44
Dividends declared per common share	$0.0525	—	$0.1025	—

See Core FFO per Diluted Share page.
See Consolidated Statements of Operations Footnotes page.
See Non GAAP Financial Definitions.

AFFO and Adjusted EBITDA

($ in thousands, except per share amounts) (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Core FFO (calculated on previous page)	$11,626	$5,308	$53,893	$44,300
Add (Deduct) Non-Cash Items:
Straight-line rent adjustments(3)	81	(1,273)	502	157
Amortization of market lease intangibles, net	—	(30)	(80)	(155)
Amortization of lease inducements	5	16	57	129
Amortization of stock compensation	3,270	2,829	12,995	11,339
Non-real estate depreciation and amortization	216	395	1,028	1,328
Amortization of deferred financing costs	1,255	1,219	4,440	4,821
Deduct:
Non-incremental revenue generating capital expenditures:
Building improvements	(1,670)	(3,748)	(8,348)	(14,992)
Tenant improvements and leasing commissions(4)	(229)	(255)	(789)	(10,773)
Tenant improvements and leasing commissions on space vacant for more than one year	(659)	(4,546)	(1,205)	(23,823)
Core AFFO(2)	$13,895	$(85)	$62,493	$12,331

Core FFO (calculated on previous page)	$11,626	$5,308	$53,893	$44,300
Deduct:
Equity in (earnings) loss of unconsolidated joint ventures	(260)	647	(3,102)	(1,200)
Equity in earnings share of depreciation and amortization	(2,597)	(2,574)	(10,337)	(10,392)
Add-back:
Interest expense	21,933	23,171	90,177	78,040
Amortization of derivative premium	(902)	(500)	(4,654)	(287)
Recurring joint venture distributions	2,718	2,471	11,700	12,000
Noncontrolling interests in consolidated joint ventures	(504)	(595)	(2,319)	(3,079)
Interest cost of mandatorily redeemable noncontrolling interests	—	—	7,366	—
Redeemable noncontrolling interests	285	6,366	7,618	25,534
Provision for income taxes	199	179	492	274
Adjusted EBITDA	$32,498	$34,473	$150,834	$145,190

Net debt at period end(5)	1,799,318	1,856,328	1,799,318	1,856,328
Net debt to Adjusted EBITDA	13.8x	13.5x	11.9x	12.8x

See Consolidated Statements of Operations Footnotes page.
See Non GAAP Financial Definitions.

                                                 10

EBITDAre (Quarterly Comparison)

($ in thousands) (unaudited)

	Three Months Ended December 31,
	2023	2022
Net income (loss) available to common shareholders	$(5,051)	$31,871
Add/(Deduct):
Noncontrolling interests in Operating Partnership of income from continuing operations	(4,252)	(2,723)
Noncontrolling interests in Operating Partnership in discontinued operations	3,776	5,975
Noncontrolling interests in consolidated joint ventures(a)	(504)	(595)
Redeemable noncontrolling interests	285	6,366
Interest expense	21,933	23,171
Provision for income taxes	199	179
Depreciation and amortization	23,046	28,806
Deduct:
Continuing operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	3	—
Discontinued operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	(4,700)	(69,380)
Discontinued operations: Gain on sale from unconsolidated joint ventures	—	(7,677)
Equity in (earnings) loss of unconsolidated joint ventures	(260)	647
Add:
Property impairments	32,516	10,302
Company's share of property NOI's in unconsolidated joint ventures(1)	7,768	6,694
EBITDAre	$74,759	$33,636
Add:
Loss from extinguishment of debt, net	1,903	1,014
Severance and compensation-related costs	129	1,836
Transaction-related costs	576	2,119
Land and other impairments, net	5,928	—
Gain on disposition of developable land	(46,361)	486
Amortization of derivative premium	902	500
Adjusted EBITDAre	$37,836	$39,591
(a) Noncontrolling interests in consolidated joint ventures:
BLVD 425	72	6
BLVD 401	(568)	(600)
Port Imperial Garage South	(12)	—
Port Imperial Retail South	29	16
Other consolidated joint ventures	(25)	(17)
Net losses in noncontrolling interests	$(504)	$(595)
Depreciation in noncontrolling interest in consolidated joint ventures	712	708
Funds from operations - noncontrolling interest in consolidated joint ventures	$208	$113
Interest expense in noncontrolling interest in consolidated joint ventures	789	791
Net operating income before debt service in consolidated joint ventures	$997	$904

See Consolidated Statements of Operations Footnotes page.
See Non GAAP Financial Definitions.

Components of Net Asset Value
($ in thousands)

Real Estate Portfolio			Other Assets

Operating Multifamily NOI[1]	Total	At Share	Cash and Cash Equivalents[2]	$34,673
New Jersey Waterfront	$156,400	$132,910	Restricted Cash	26,572
Massachusetts	25,280	25,280	Other Assets	62,198
Other[3]	29,996	22,123	Subtotal Other Assets	$123,443
Total Multifamily NOI	$211,676	$180,313
Commercial NOI[4]	6,396	5,174	Liabilities and Other Considerations
Total NOI	$218,072	$185,488
			Operating - Consolidated Debt at Share	$1,795,667
Non-Strategic Assets			Operating - Unconsolidated Debt at Share[2]	298,679
			Other Liabilities	82,597
Non-Strategic Assets Under Binding Contract[5]		$139,000	Revolving Credit Facility[6]	—
Estimated Land Value[7]		214,659	Term Loan[6]	—
Subtotal Non-Strategic Assets		$353,659	Preferred Units[8]	19,299
			Subtotal Liabilities and Other Considerations	$2,196,242

			Outstanding Shares[9]

			Diluted Weighted Average Shares Outstanding for 4Q 2023	100,936,000

1 See Multifamily Operating Portfolio page for more details.
2 Pro forma for transaction activity completed subsequent to quarter end.
3 Metropolitan Lofts was sold on January 12, 2024 and is not reflected in this line.
4 See Commercial, Developable Land & Other Non-Strategic Assets page for more details.
5 Represents the gross price of two assets, Harborside 5 and 107 Morgan.
6 In July 2023, the Company entered into a transitional $60 million Revolving Credit Facility and $115 million Term Loan agreement to fund the buyout of Rockpoint`s interest and provide corporate liquidity, The Revolving Credit Facility and Term Loan were both fully repaid in October 2023.
7 Based off 4,578 potential units, see Commercial, Developable Land & Other Non-Strategic Assets page for more details.
8 In February 2024, $5.7 million of units were redeemed, and the Company was notified that an additional $10.0 million would be redeemed, to be paid out in March.
9 Common Shares Outstanding as of December 31, 2023 were 92,229,424.

See Non GAAP Financial Definitions.

Multifamily Operating Portfolio

(in thousands, except Revenue per home)

			Operating Highlights
			Percentage Occupied		Average Revenue per Home		NOI		Debt Balance
	Ownership	Apartments	4Q 2023	3Q 2023	4Q 2023	3Q 2023	4Q 2023	3Q 2023
NJ Waterfront
Haus25	100.0%	750	94.1%	94.8%	$4,665	$4,437	$6,884	$6,759	$343,061
Liberty Towers	100.0%	648	93.2%	95.2%	4,220	4,124	4,930	4,727	265,000
BLVD 401	74.3%	311	97.4%	96.8%	4,138	4,077	2,427	2,372	117,000
BLVD 425	74.3%	412	95.6%	97.3%	3,987	4,012	3,038	3,026	131,000
BLVD 475	100.0%	523	96.5%	98.2%	4,078	4,021	4,180	3,799	165,000
Soho Lofts	100.0%	377	94.4%	92.0%	4,627	4,648	2,616	2,753	158,777
Urby Harborside	85.0%	762	92.3%	95.3%	4,014	3,946	5,370	5,490	185,742
RiverHouse 9	100.0%	313	96.2%	97.8%	4,148	4,027	2,358	2,450	110,000
RiverHouse 11	100.0%	295	94.6%	96.3%	4,177	4,123	2,140	2,422	100,000
RiverTrace	22.5%	316	95.6%	96.5%	3,711	3,682	2,184	2,120	82,000
Capstone	40.0%	360	95.0%	96.4%	4,379	4,354	2,973	3,086	135,000
NJ Waterfront Subtotal	85.0%	5,067	94.6%	95.9%	$4,219	$4,143	$39,100	$39,004	$1,792,580
Massachusetts
Portside at East Pier	100.0%	181	94.9%	92.6%	$3,174	$3,216	$1,163	$1,266	$56,500
Portside 2 at East Pier	100.0%	296	96.2%	95.8%	3,384	3,268	2,034	2,024	97,000
145 Front at City Square	100.0%	365	92.9%	93.7%	2,576	2,671	1,608	1,711	63,000
The Emery	100.0%	326	92.3%	93.9%	2,760	2,711	1,515	1,565	72,000
Massachusetts Subtotal	100.0%	1,168	93.9%	94.1%	$2,925	$2,918	$6,320	$6,566	$288,500
Other
The Upton	100.0%	193	91.7%	92.7%	$4,752	$4,820	$1,475	$1,578	$75,000
The James	100.0%	240	96.3%	95.0%	3,052	3,026	1,330	1,461	—
Signature Place	100.0%	197	97.5%	94.4%	3,174	3,195	974	1,081	43,000
Quarry Place at Tuckahoe	100.0%	108	93.5%	93.5%	4,321	4,293	709	714	41,000
Riverpark at Harrison	45.0%	141	92.2%	94.0%	2,885	2,772	577	526	30,192
Metropolitan at 40 Park[1]	25.0%	130	95.4%	93.8%	3,613	3,568	721	784	34,100
Metropolitan Lofts[2]	50.0%	59	94.4%	94.9%	3,725	3,610	319	303	17,200
Station House	50.0%	378	92.1%	94.7%	2,562	2,757	1,713	1,513	89,440
Other Subtotal	72.8%	1,446	94.0%	94.2%	$3,324	$3,361	$7,818	$7,960	$329,932
Operating Portfolio[3,4]	85.0%	7,681	94.4%	95.3%	$3,854	$3,809	$53,238	$53,530	$2,411,012

1 As of December 31, 2023, Priority Capital included Metropolitan at $23,314,422 (Prudential). The Company paid down the loan $2.4M in the fourth quarter.
2 On January 12, 2024, the joint venture was sold for a gross valuation of approximately $30 million, VRE`s share of net proceeds was $6 million.
3 Operating Portfolio includes properties that have achieved over 95% leased for six consecutive weeks. Excludes approximately 190,525 sqft of ground floor retail of which 137,477 sf was leased as of December 31, 2023.
4 See Unconsolidated Joint Ventures and Multifamily Property Information pages for more details.

See Non GAAP Financial Definitions.
                                                            13

Commercial, Developable Land and Other Non-Strategic Assets

($ in thousands)

Commercial	Location	Ownership	Rentable SF	Percentage Leased 4Q 2023	Percentage Leased 3Q 2023	NOI 4Q 2023	NOI 3Q 2023	Debt Balance
Port Imperial Garage South	Weehawken, NJ	70.0%	320,426	N/A	N/A	$517	$541	$31,645
Port Imperial Garage North	Weehawken, NJ	100.0%	304,617	N/A	N/A	36	(33)	—
Port Imperial Retail South	Weehawken, NJ	70.0%	18,064	100.0%	100.0%	185	173	—
Port Imperial Retail North	Weehawken, NJ	100.0%	8,400	100.0%	100.0%	373	90	—
Riverwalk at Port Imperial	West New York, NJ	100.0%	30,426	59.2%	65.0%	221	158	—
Shops at 40 Park	Morristown, NJ	25.0%	50,973	69.0%	69.0%	267	281	6,067
Commercial Total		80.9%	732,906	73.8%	75.5%	$1,599	$1,210	$37,712

Developable Land Parcels[1]
NJ Waterfront	3,134
Massachusetts	849
Other	1,378
Developable Land Parcels Total	5,361
Under Binding Contract for Sale	783
Total Less Under Binding Contract	4,578

One in-service office asset remains in the portfolio:

					Avg. Base Rent + Escalations
Building	Location	Total SF	Leased SF	% Leased[2]
Harborside 5[3]	Jersey City, NJ	977,225	338,109	34.6%	$44.28
Total Office Portfolio		977,225	338,109	34.6%	$44.28

1 The Company has an additional 13,775 SF of potential retail space within land developments that is not represented in this table.
2 Harborside 5 has 42,964 SF of leased space expiring in 2024 and 28,856 SF expiring in 2025.
3 Harborside 5 is currently under binding contract for sale.

See Non GAAP Financial Definitions.

Same Store Market Information1

Sequential Quarter Comparison

(NOI in thousands)

		NOI			Occupancy			Blended Lease Rate
	Apartments	4Q 2023	3Q 2023	Change	4Q 2023	3Q 2023	Change	4Q 2023	3Q 2023
New Jersey Waterfront	4,317	$32,216	$32,245	(0.1)%	94.7%	96.1%	(1.4)%	6.3%	10.3%
Massachusetts	1,168	6,320	6,566	(3.7)%	93.9%	94.1%	(0.3)%	0.5%	7.8%
Other[2]	1,206	6,488	6,499	(0.2)%	93.5%	94.1%	(0.6)%	3.5%	7.9%
Total	6,691	45,024	45,310	(0.6)%	94.4%	95.4%	(1.1)%	5.0%	9.4%

Year-over-Year Fourth Quarter Comparison

(NOI in thousands)

		NOI			Occupancy			Blended Lease Rate
	Apartments	4Q 2023	4Q 2022	Change	4Q 2023	4Q 2022	Change	4Q 2023	4Q 2022
New Jersey Waterfront	4,317	$32,216	$27,409	17.5%	94.7%	95.7%	(1.0)%	6.3%	18.7%
Massachusetts	1,168	6,320	5,676	11.3%	93.9%	94.9%	(1.1)%	0.5%	3.7%
Other[2]	1,206	6,488	6,255	3.7%	93.5%	94.2%	(0.7)%	3.5%	10.1%
Total	6,691	45,024	39,340	14.4%	94.4%	95.3%	(0.9)%	5.0%	14.4%

Average Revenue per Home (based on 6,691 units)

	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022	4Q 2021
New Jersey Waterfront	$4,142	$4,092	$4,014	$3,863	$3,765	$3,194
Massachusetts	2,925	2,918	2,836	2,812	2,769	2,444
Other[2]	3,378	3,427	3,453	3,326	3,275	2,795
Total	$3,792	$3,767	$3,708	$3,583	$3,503	$2,974
1 All statistics are based off the current 6,691 unit Same Store pool. Same Store 4Q22 and 4Q21 were actually 5,825 units when initially reported.
2 "Other" includes properties in Suburban NJ, New York, and Washington, DC. See Multifamily Operating Portfolio page for breakout.

See Non GAAP Financial Definitions.

Same Store Performance
($ in thousands)

Multifamily Same Store[1]
	Three Months Ended December 31,				Twelve Months Ended December 31,				Sequential
	2023	2022	Change	%	2023	2022	Change	%	4Q 2023	3Q 2023	Change	%
Apartment Rental Income	$55,456	$51,275	$4,181	8.2%	$216,873	$195,267	$21,606	11.1%	$55,456	$55,316	$140	0.3%
Parking/Other Income	6,041	5,858	183	3.1%	24,205	22,017	2,188	9.9%	6,041	6,182	(141)	(2.3)%
Total Property Revenues[2]	$61,497	$57,133	$4,364	7.6%	$241,078	$217,284	$23,794	11.0%	$61,497	$61,498	$(1)	—%
Marketing & Administration	2,100	2,237	(137)	(6.1)	7,862	7,638	224	2.9%	2,100	2,076	24	1.2%
Utilities	1,917	1,790	127	7.1%	7,765	7,626	139	1.8%	1,917	2,020	(103)	(5.1)%
Payroll	4,026	3,852	174	4.5%	15,600	14,945	655	4.4%	4,026	4,074	(48)	(1.2)%
Repairs & Maintenance	3,686	3,312	374	11.3%	13,331	12,564	767	6.1%	3,686	3,417	269	7.9%
Controllable Expenses	$11,729	$11,191	$538	4.8%	$44,558	$42,773	$1,785	4.2%	$11,729	$11,587	$142	1.2%
Other Fixed Fees	738	531	207	39.0%	2,957	2,556	401	15.7%	738	764	(26)	(3.4)%
Insurance	1,469	1,513	(44)	(2.9)%	5,386	5,249	137	2.6%	1,469	945	524	55.4%
Real Estate Taxes	8,486	10,125	(1,639)	(16.2)%	31,917	33,864	(1,947)	(5.7)%	8,486	8,764	(278)	(3.2)%
Non-Controllable Expenses	$10,693	$12,169	$(1,476)	(12.1)%	$40,260	$41,669	$(1,409)	(3.4)%	$10,693	$10,473	$220	2.1%
Total Property Expenses	$22,422	$23,360	$(938)	(4.0)%	$84,818	$84,442	$376	0.4%	$22,422	$22,060	$362	1.6%
Same Store GAAP NOI	$39,075	$33,773	$5,302	15.7%	$156,260	$132,842	$23,418	17.6%	$39,075	$39,438	$(363)	(0.9)%
Real Estate Tax Adjustments[3]	—	(1,456)	1,456		1,689	(1,170)	2,859		—	20	(20)
Normalized Same Store NOI	$39,075	$35,229	$3,846	10.9%	$154,571	$134,012	$20,559	15.3%	$39,075	$39,418	$(343)	(0.9)%
Total Units	6,691	6,691			6,691	6,691			6,691	6,691
% Ownership	82.7%	82.7%			82.7%	82.7%			82.7%	82.7%
% Occupied - Quarter End	94.4%	95.3%	(0.9)%		94.4%	95.3%	(0.9)%		94.4%	95.4%	(1.0)%
1 Values represent the Company`s pro rata ownership of the operating portfolio.
2 Revenues reported based on Generally Accepted Accounting Principals or "GAAP".
3 Represents tax settlements and final tax rate adjustments recognized that are applicable to prior periods.

See Non GAAP Financial Definitions.

Debt Profile

($ in thousands)

	Lender	Effective Interest Rate(1)	December 31, 2023	December 31, 2022	Date of Maturity
Secured Permanent Loans
Port Imperial Hotels(2)	Fifth Third Bank	N/A	$—	$84,000	N/A
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	265,000	10/01/24
Portside 2 at East Pier	New York Life Insurance Co.	4.56%	97,000	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	117,000	117,000	08/10/26
Portside at East Pier(3)	KKR	SOFR + 2.75%	56,500	58,998	09/07/26
The Upton(4)	Bank of New York Mellon	SOFR + 1.58%	75,000	75,000	10/27/26
145 Front at City Square(5)	US Bank	SOFR + 1.84%	63,000	63,000	12/10/26
RiverHouse 9(6)	JP Morgan	SOFR + 1.41%	110,000	110,000	06/21/27
Quarry Place at Tuckahoe	Natixis Real Estate Capital, LLC	4.48%	41,000	41,000	08/05/27
BLVD 475	The Northwestern Mutual Life Insurance Co.	2.91%	165,000	165,000	11/10/27
Haus25(7)	Freddie Mac	6.04%	343,061	297,324	09/01/28
RiverHouse 11	The Northwestern Mutual Life Insurance Co.	4.52%	100,000	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	158,777	160,000	07/01/29
Port Imperial Garage South	American General Life & A/G PC	4.85%	31,645	32,166	12/01/29
The Emery	New York Community Bank	3.21%	72,000	72,000	01/01/31
Principal Balance Outstanding			$1,868,983	$1,911,488
Unamortized Deferred Financing Costs			(15,086)	(7,511)
Total Secured Permanent Loans			$1,853,897	$1,903,977

Secured RCF & Term Loans:
Revolving Credit Facility(8)	JP Morgan & Goldman Sachs	SOFR + 3.85%	$—	$—	07/25/24
Term Loan(8)	JP Morgan & Goldman Sachs	SOFR + 3.85%	—	—	07/25/24
Total RCF & Term Loan Debt			$—	$—
Total Debt			$1,853,897	$1,903,977

See to Debt Profile Footnotes page.

Debt Summary and Maturity Schedule

99.9% of the Company`s total pro forma debt portfolio (consolidated and unconsolidated) is hedged or fixed. The Company`s total debt portfolio has a weighted average interest rate of 4.5% and a weighted average maturity of 3.7 years.

($ in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate & Hedged Debt
Fixed Rate & Hedged Secured Debt	$1,868,983	100.0%	4.34%	3.5
Variable Rate Debt[1]
Variable Rate Debt	—	—%	—%	—
Totals / Weighted Average	$1,868,983	100.0%	4.34%	3.5
Unamortized Deferred Financing Costs	(15,086)
Total Consolidated Debt, net	$1,853,897
Partners’ Share	(73,316)
VRE Share of Total Consolidated Debt, net[2]	$1,780,581

Unconsolidated Secured Debt
VRE Share	$307,279	53.0%	4.83%	4.6
Partners’ Share	272,462	47.0%	4.83%	4.6
Total Unconsolidated Secured Debt	$579,741	100.0%	4.83%	4.6

Pro Rata Debt Portfolio
Fixed Rate & Hedged Secured Debt	$2,092,828	99.9%	4.46%	3.7
Variable Rate Secured Debt	1,517	0.1%	7.31%	1.0
Total Pro Rata Debt Portfolio	$2,094,345	100.0%	4.47%	3.7

Pro Forma Debt Portfolio Reconciliation

4Q 2023
Total Consolidated Debt, net on 12/31	$1,868,983
Partners Share of Consolidated Debt on 12/31	(73,316)
VRE Share of Consolidated Debt on 12/31	$1,795,667
VRE Share of Total Unconsolidated Debt on 12/31	307,279
Metropolitan Lofts Sale (VRE Share of Debt Extinguishment)	(8,601)
VRE Share of Unconsolidated Secured Debt	$298,678
Total Pro Rata Debt Portfolio	$2,094,345
1 Variable rate debt includes the Revolver and reflects the balances on the Revolver and Term Loan.
2 Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $30.1 million at BLVD 401 and $9.5 million at Port Imperial South Garage.

Annex 1: Transaction Activity

2023
$ in thousands except per SF
	Location	Transaction Date	Number of Buildings	SF	Gross Asset Value
Hotels
Port Imperial Hotels	Weehawken, NJ	2/10/2023	2	N/A	$97,000
Subtotal Hotels			2		$97,000
Office
Harborside 1, 2, & 3	Jersey City, NJ	4/04/2023	3	1,886,800	$420,000
Harborside 6	Jersey City, NJ	9/13/2023	1	231,856	46,000
23 Main Street	Holmdel, NJ	10/13/2023	1	350,000	17,500
Subtotal Office			5	2,468,656	$483,500
Land
101 Columbia Rd.	Morris Plains, NJ	3/17/2023	N/A	N/A	$8,300
Harborside 4	Jersey City, NJ	10/05/2023	N/A	N/A	58,000
3 Campus Drive	Jersey City, NJ	10/12/2023	N/A	N/A	13,500
Subtotal Land					$79,800
			2023 Total Dispositions		$660,300

2024 Dispositions to Date
$ in thousands except per SF
	Location	Transaction Date	Number of Buildings	SF	Gross Asset Value
Land
2 Campus Drive	Jersey City, NJ	1/3/2024	N/A	N/A	$9,700
Subtotal Land					$9,700
Multifamily
Metropolitan Lofts[1]	Morristown, NJ	1/12/2024	1	54,683	$30,300
Subtotal Multifamily			1	54,683	$30,300
			2024 Dispositions to Date		$40,000

1 The joint venture sold releasing approximately $6 million of net proceeds to the Company.

Annex 2: Reconciliation of Net Income (Loss) to NOI (three months ended)

	4Q 2023				3Q 2023
	Multifamily	Office / Corp	Disc. Ops	Total	Multifamily	Office / Corp	Total
Net loss	$(7,636)	$1,890	$—	$(5,746)	$(39,797)	$(20,453)	$(60,250)
Deduct:
Real estate services income	(1,084)	—	—	(1,084)	(1,230)	—	(1,230)
Interest and other investment loss (income)	(1)	(231)	—	(232)	(1)	(1,239)	(1,240)
Equity in (earnings) loss of unconsolidated joint ventures	(260)	—	—	(260)	(210)	—	(210)
Realized and unrealized (gains) losses on dispositions	—	(4,697)	4,700	3	—	—	—
(Gain) loss on disposition of developable land	(1,690)	(44,671)	39,271	(7,090)	—	—	—
Loss from early extinguishment of debt, net	—	1,903	—	1,903	1,046	—	1,046
Other Income	—	(77)	—	(77)	—	57	57
Add:
Real estate services expenses	3,025	1,298	—	4,323	2,106	1,427	3,533
General and administrative	437	9,555	—	9,992	327	14,293	14,620
Transaction-related costs	132	444	—	576	—	2,704	2,704
Depreciation and amortization	20,943	2,103		23,046	21,115	2,097	23,212
Interest expense	21,568	365	—	21,933	57,664	2,443	60,107
Provision for income taxes	11	188	—	199	45	248	293
Property impairments	—	32,516	—	32,516	—	—	—
Land and other impairments, net	5,928	—	—	5,928	—	—	—
Net operating income (NOI)	$41,373	$586	$43,971	$85,930	$41,065	$1,577	$42,642

Summary of Consolidated Multifamily NOI by Type (unaudited):	4Q 2023	3Q 2023
Total Consolidated Multifamily - Operating Portfolio	$39,381	$39,708
Total Consolidated Commercial	$1,332	$929

Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests)	$40,713	$40,637
NOI (loss) from services, land/development/repurposing & other assets	$660	$428

Total Consolidated Multifamily NOI	$41,373	$41,065

See Consolidated Statement of Operations page.

See Non GAAP Financial Definitions.

Annex 3: Consolidated Statement of Operations Footnotes

FFO, Core FFO, AFFO, NOI, Adjusted EBITDA, & EBITDAre
(1)Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $2,597 and $2,574 for the three months ended December 31, 2023 and 2022, respectively and $10,337 and $10,392 for the twelve months ended December 31, 2023 and 2022, respectively. Excludes non-real estate-related depreciation and amortization of $216 and $395 for the three months ended December 31, 2023 and 2022, respectively, and $1,028 and $1,328 for the twelve months ended December 31, 2023 and 2022, respectively.
(2)Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See Non-GAAP Financial Definitions for information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre.
(3)Includes free rent of $56 and $3,252 for the three months ended December 31, 2023 and 2022, respectively and $4,414 and $13,312 for the twelve months ended December 31, 2023 and 2022, respectively. Also includes the Company's share from unconsolidated joint ventures of $23 and $4 for the three months ended December 31, 2023 and 2022, respectively and $(4) and $(815) for the twelve months ended December 31, 2023 and 2022, respectively.
(4)Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year and excludes Collector`s Universe.
(5)Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end.
(6)Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,420 and 8,656 shares for the three months ended December 31, 2023 and 2022, respectively, and 8,669 and 8,639 for the twelve months ended December 31, 2023 and 2022, respectively, plus dilutive Common Stock Equivalents (i.e. stock options).

Back to Consolidated Statement of Operations page.

Annex 4: Detailed Consolidated Statement of Operations (Year-End)

	Twelve Months Ended December 31, 2023			Twelve Months Ended December 31, 2022
REVENUES	All Operations	Less: Disc. Ops	Total	All Operations	Less: Disc. Ops	Total
Revenue from leases	$271,873	$(19,729)	$252,144	$290,033	$(83,981)	$206,052
Real estate services	3,868	—	3,868	3,581	—	3,581
Parking income	18,942	(906)	18,036	18,556	(2,737)	15,819
Hotel income	594	(594)	—	15,506	(15,506)	—
Other income	5,668	143	5,811	33,314	(25,318)	7,996
Total revenues	300,945	(21,086)	279,859	360,990	(127,542)	233,448
EXPENSES
Real estate taxes	45,531	(4,721)	40,810	59,235	(20,123)	39,112
Utilities	11,033	(1,111)	9,922	14,343	(5,422)	8,921
Operating services	63,693	(5,768)	57,925	78,589	(25,792)	52,797
Real estate services expenses	14,188	—	14,188	10,549	—	10,549
General and administrative	44,521	(49)	44,472	56,176	(162)	56,014
Transaction-related costs	7,627	—	7,627	3,468	—	3,468
Depreciation and amortization	99,075	(5,486)	93,589	112,408	(26,974)	85,434
Property Impairments	32,516	—	32,516	94,811	(94,811)	—
Land and other impairments, net	9,324	—	9,324	9,368	—	9,368
Total expenses	327,508	(17,135)	310,373	438,947	(173,284)	265,663
Operating income (expense)	(26,563)	(3,951)	(30,514)	(77,957)	45,742	(32,215)
OTHER (EXPENSE) INCOME
Interest expense	(90,177)	822	(89,355)	(78,040)	11,659	(66,381)
Interest cost of mandatorily redeemable noncontrolling interests	(49,782)	—	(49,782)	—	—	—
Interest and other investment income (loss)	5,548	(33)	5,515	729	—	729
Equity in earnings (loss) of unconsolidated joint ventures	3,102	—	3,102	1,200	—	1,200
Realized gains (losses) and unrealized gains (losses) on disposition of rental property, net	2,411	(2,411)	—	61,676	(61,676)	—
Gain (loss) on disposition of developable land	46,339	(39,271)	7,068	57,262	—	57,262
Gain (loss) on sale of unconsolidated joint venture interests	—	—	—	7,677	(7,677)	—
Gain (loss) from extinguishment of debt, net	(5,618)	12	(5,606)	(7,432)	7,303	(129)
Other Income, net	2,871	—	2,871	—	—	—
Total other income (expense), net	(85,306)	(40,881)	(126,187)	43,072	(50,391)	(7,319)
Loss from continuing operations before income tax expense	(111,869)	(44,832)	(156,701)	(34,885)	(4,649)	(39,534)
Provision for income taxes	(492)	—	(492)	—	—	—
Income from continuing operations after income tax expense	(112,361)	(44,832)	(157,193)	(34,885)	(4,649)	(39,534)
Income (loss) from discontinued operations	—	3,150	3,150	—	(64,704)	(64,704)
Realized gains (losses) and unrealized gains (losses) on disposition of rental property and impairments, net	—	41,682	41,682	—	69,353	69,353
Total discontinued operations	—	44,832	44,832	—	4,649	4,649
Net Loss	(112,361)	—	(112,361)	(34,885)	—	(34,885)
Noncontrolling interests in consolidated joint ventures	2,319	—	2,319	3,079	—	3,079
Noncontrolling interests in Operating Partnership of income from continuing operations	14,267	—	14,267	5,652	—	5,652
Noncontrolling interests in Operating Partnership in discontinued operations	(3,872)	—	(3,872)	(378)	—	(378)
Redeemable noncontrolling interests	(7,618)	—	(7,618)	(25,534)	—	(25,534)
Net loss available to common shareholders	$(107,265)	$—	$(107,265)	$(52,066)	$—	$(52,066)

See Consolidated Statement of Operations page.

Annex 5: Core FFO per Diluted Share

	Three Months Ended September 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net income (loss) available to common shareholders	$(0.05)	$0.32	$(1.06)	$(0.52)
Add (deduct): Noncontrolling interests in Operating Partnership	(0.04)	(0.03)	(0.14)	(0.06)
Noncontrolling interests in discontinued operations	0.04	0.06	0.04	—
Real estate-related depreciation and amortization on continuing operations	0.25	0.26	1.02	0.95
Real estate-related depreciation and amortization on discontinued operations	—	0.05	0.05	0.26
Property impairments on continuing operations	0.32	—	0.32	—
Property impairments on discontinued operations	—	0.10	—	0.95
Discontinued operations: Gain on sale from unconsolidated joint ventures	—	(0.08)	—	(0.08)
Discontinued operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	(0.05)	(0.69)	(0.02)	(0.61)
FFO	$0.47	$(0.01)	$0.21	$0.89

Add/(Deduct):
Loss from extinguishment of debt, net	0.02	0.01	0.06	0.07
Land and other impairments	0.06	—	0.09	0.09
Loss (gain) on disposition of developable land	(0.46)	—	(0.46)	(0.56)
Rebranding and Severance/Compensation related costs (G&A)	—	0.02	0.07	0.14
Rebranding and Severance/Compensation related costs (RE Services)	0.01	—	0.01	—
Rebranding and Severance/Compensation related costs (Operating Services)	—	—	0.01	—
Rockpoint buyout premium	—	—	0.34	—
Redemption value adjustment to mandatorily redeemable noncontrolling interests	—	—	0.08	—
Lease breakage fee, net	—	—	—	(0.23)
Amortization of derivative premium	0.01	—	0.05	—
Transaction related costs	0.01	0.03	0.07	0.04
Core FFO	$0.12	$0.05	$0.53	$0.44

See FFO and Core FFO page.

See Non GAAP Financial Definitions.

Annex 6: Unconsolidated Joint Ventures

($ in thousands)

Property	Units	Physical Occupancy	VRE's Nominal Ownership[1]	4Q 2023 NOI[2]	Total Debt	VRE Share of 4Q NOI	VRE Share of Debt
Multifamily
Urby Harborside	762	92.3%	85.0%	$5,370	$185,742	$4,565	$157,881
RiverTrace at Port Imperial	316	95.6%	22.5%	2,184	82,000	491	18,450
Capstone at Port Imperial	360	95.0%	40.0%	2,973	135,000	1,189	54,000
Riverpark at Harrison	141	92.2%	45.0%	577	30,192	260	13,586
Metropolitan at 40 Park[3]	130	95.4%	25.0%	721	34,100	180	8,525
Metropolitan Lofts[4]	59	94.4%	50.0%	319	17,200	160	8,600
Station House	378	92.1%	50.0%	1,713	89,440	857	44,720
Total Multifamily	2,146	93.4%	54.9%	$13,857	$573,674	$7,701	$305,762
Retail
Shops at 40 Park	N/A	69.0%	25.0%	$267	6,067	67	1,517
Total Retail	N/A	69.0%	25.0%	$267	$6,067	$67	$1,517
Total UJV				$14,124	$579,741	$7,768	$307,279
1 Amounts represent the Company`s share based on ownership percentage.
2 The sum of property level revenue, straight line and ASC 805 adjustments; less: operating expenses, real estate taxes and utilities.
3 The Company paid down the loan balance $2.1 million in 4Q 2023.
4 On January 12, 2024, the joint venture was sold for a gross valuation of approximately $30 million, VRE`s share of net proceeds was $6 million.

See Non GAAP Financial Definitions.

Annex 7: Debt Profile Footnotes

1.Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.
2.Port Imperial Hotels sold on February 10, 2023.
3.In August 2023, the fixed rate Freddie Mac loan on Portside at East Pier was refinanced and placed a 3- year SOFR cap at a strike rate of 3.5%.
4.The Upton loan has been capped at a strike rate of 1.0%, expiring in October 2024.
5.In September 2023, the Company placed a 9 month SOFR cap at a strike rate of 4.0% on the loan at 145 Front at City Square.
6.The loan on RiverHouse 9 is capped at a strike rate of 3.0%, expiring in June 2024.
7.In August 2023, the Company fully repaid its construction loan on Haus25 with a new permanent financing provided by Freddie Mac. The balance shown as of December 31, 2022 ($297M) reflects the outstanding construction loan provided by QuadReal at that time.
8.In July 2023, the Company purchased Rockpoint`s interest in the Company. Concurrently, the Company entered into a $175 million transitional facility package. The entire $115 million Term Loan and initial draw of $52 million on the Revolving Credit Facility were fully repaid in October 2023.

Back to Debt Profile page.

Annex 8: Multifamily Property Information

	Location	Ownership	Apartments	Rentable SF	Average Size	Year Complete
NJ Waterfront
Haus25	Jersey City, NJ	100.0%	750	617,787	824	2022
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003
BLVD 401	Jersey City, NJ	74.3%	311	273,132	878	2016
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017
RiverHouse 9	Weehawken, NJ	100.0%	313	245,127	783	2021
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018
RiverTrace	West New York, NJ	22.5%	316	295,767	936	2014
Capstone	West New York, NJ	40.0%	360	337,991	939	2021
NJ Waterfront Subtotal		85.0%	5,067	4,391,122	867
Massachusetts
Portside at East Pier	East Boston, MA	100.0%	181	156,091	862	2015
Portside 2 at East Pier	East Boston, MA	100.0%	296	230,614	779	2018
145 Front at City Square	Worcester, MA	100.0%	365	304,936	835	2018
The Emery	Revere, MA	100.0%	326	273,140	838	2020
Massachusetts Subtotal		100.0%	1,168	964,781	826
Other
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021
The James	Park Ridge, NJ	100.0%	240	215,283	897	2021
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,551	977	2016
Riverpark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014
Metropolitan at 40 Park	Morristown, NJ	25.0%	130	124,237	956	2010
Metropolitan Lofts	Morristown, NJ	50.0%	59	54,683	927	2018
Station House	Washington, DC	50.0%	378	290,348	768	2015
Other Subtotal		72.8%	1,446	1,335,622	924
Operating Portfolio		85.0%	7,681	6,691,525	871

Back to Multifamily Operating Portfolio page.

Non-GAAP Financial Definitions

NON-GAAP FINANCIAL MEASURES
Included in this financial package are Funds from Operations, or FFO, Core Funds from Operations, or Core FFO, net operating income, or NOI and Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization, or Adjusted EBITDA, and EBIDAre or Earnings Before Interest, Taxes, Depreciation, Amortization and Rent Costs, each a “non-GAAP financial measure,” measuring Veris Residential, Inc.’s historical or future financial performance that is different from measures calculated and presented in accordance with generally accepted accounting principles (“U.S. GAAP”), within the meaning of the applicable Securities and Exchange Commission rules. Veris Residential, Inc. believes these metrics can be a useful measure of its performance which is further defined.

Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Adjusted "EBITDA")
The Company defines Adjusted EBITDA as Core FFO, plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Blended Net Rental Growth Rate or Blended Lease Rate
Weighted average of the net effective change in rent (inclusive of concessions) for a lease with a new resident or for a renewed lease compared to the rent for the prior lease of the identical apartment unit.
Core FFO and Adjusted FFO ("AFFO")
Core FFO is defined as FFO, as adjusted for certain items to facilitate comparative measurement of the Company's performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions, and capital expenditures, (ii) straight-line rents and amortization of acquired above/below market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and Adjusted AFFO are presented solely as supplemental disclosure that the Company's management believes provides useful information to investors and analysts of its results, after adjusting for certain items to facilitate comparability of its performance from period to period. Core FFO and Adjusted FFO are non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. As there is not a generally accepted definition established for Core FFO and Adjusted FFO, the Company's measures of Core FFO may not be comparable to the Core FFO and Adjusted FFO reported by other REITs. A reconciliation of net income per share to Core FFO and Adjusted FFO in dollars and per share are included in the financial tables accompanying this press release.

Earnings Before Interest, Tax, Depreciation, Amortization, and Rent Costs ("EBITDAre")
The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Funds From Operations ("FFO")
FFO is defined as net income (loss) before noncontrolling interests in Operating Partnership, computed in accordance with U.S. GAAP, excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

Non-GAAP Financial Definitions
FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“Nareit”). A reconciliation of net income per share to FFO per share is included in the financial tables accompanying this press release.
NOI and Same Store NOI
NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed.
Same Store NOI is presented for the same store portfolio, which comprises all properties that were owned by the Company throughout both of the reporting periods.

Company Information

Company Information

Corporate Headquarters	Stock Exchange Listing	Contact Information
Veris Residential, Inc.	New York Stock Exchange	Veris Residential, Inc.
210 Hudson St., Suite 400		Investor Relations Department
Jersey City, New Jersey 07311	Trading Symbol	210 Hudson St., Suite 400
(732) 590-1010	Common Shares: VRE	Jersey City, New Jersey 07311

Anna Malhari
Chief Operating Officer
E-Mail: amalhari@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia	Amanda Lombard	Taryn Fielder
Chief Executive Officer	Chief Financial Officer	General Counsel and Secretary

Anna Malhari	Jeff Turkanis
Chief Operating Officer	EVP & Chief Investment Officer

Equity Research Coverage

Bank of America Merrill Lynch	BTIG, LLC	Citigroup
Josh Dennerlein	Thomas Catherwood	Nicholas Joseph

Evercore ISI	Green Street Advisors	JP Morgan
Steve Sakwa	John Pawlowski	Anthony Paolone

Truist
Michael R. Lewis
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